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                                                                   EXHIBIT 10.36

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 8th day of July, 2003, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A. (in its individual capacity, the "Bank") with an office at 55 South Lake Avenue Suite 900, Pasadena, California 91101, as Administrative Agent for the Lenders (in its capacity as Administrative Agent, the "Administrative Agent"), General Electric Capital Corporation (in its individual capacity, "GE Capital") with an office at 350 South Beverly Drive Suite 200, Beverly Hills, California 90212, as documentation agent for the Lenders (in its capacity as documentation agent, the "Documentation Agent"), Good Guys California, Inc. (formerly known as The Good Guys - California, Inc.), a California corporation, with offices at 1600 Harbor Bay Parkway, Alameda, California 94502 (the "Borrower"), and (for purposes of paragraphs 6, 7 and 9) Good Guys, Inc., a Delaware corporation ("Parent"), with respect to that certain Loan and Security Agreement, dated as of September 30, 1999 among the parties hereto, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 16, 2001, by those certain letter amendments dated as of March 27, 2002, and May 15, 2002, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of May 22, 2001, and that certain Third Amendment to Loan and Security Agreement dated as of July 2, 2002 (collectively, the "Loan Agreement"), and with reference to the following facts:

                                    RECITALS

         A. Pursuant to the Loan Agreement, Lenders agreed to make certain financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined in this Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Loan Agreement, and (ii) references to sections shall refer to sections of the Loan Agreement.

         B. Borrower has requested certain changes to the Loan Agreement, as provided herein.

         C. Lenders have agreed to make such changes to the Loan Agreement on the terms and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders hereby agree as follows:

                                    AGREEMENT

         1. Acknowledgment of Loan Agreement and Other Loan Documents. Except as expressly modified by this Amendment, the obligations of Borrower under the Loan Agreement and the other Loan Documents are hereby acknowledged, confirmed and ratified by Borrower.

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         2.       Definitions. Unless otherwise defined in this Amendment,
capitalized terms used herein have the meanings given to them in the Loan Agreement. Unless otherwise indicated, all references to sections, schedules, or exhibits shall mean sections, schedules, or exhibits of or to the Loan Agreement.

         3. Amendment to Loan Agreement. The Loan Agreement shall be amended as follows:

                  3.1 New Definitions. New definitions are hereby added in appropriate alphabetical order to read as follows:

                  "Fourth Amendment" shall mean the Fourth Amendment to Loan and Security Agreement dated as of July 8, 2003.

                  "Fourth Amendment Closing Date" shall mean the date of the effectiveness of the Fourth Amendment, as provided in paragraph 8 of the Fourth Amendment.

                  "Sales Tax Reserve" shall mean a reserve against the Borrowing Base, to be reflected on each Borrowing Base Certificate submitted by Borrower, equal to the amount, if any, by which Borrower's obligations for the remittance of sales and use taxes payable to Governmental Authorities exceed $5,500,000.

                  3.2 Revised "Borrowing Base" Definition. The definition of "Borrowing Base" is amended and restated (and such amendment and restatement shall supersede any prior inconsistent course of dealings among the parties with respect to the applicable calculations of the Borrowing Base) as follows:

                  "Borrowing Base" means, at any time, an amount equal to:

                  (a) the lowest of:

                           (i) the Maximum Revolver Amount, or

                           (ii) the sum of:

                                    (A) one hundred percent (100%) of the
                                    aggregate manufacturer's invoice price of all Eligible Vendor Financed Inventory up to an amount of $30,000,000, plus

                                    (B) eighty-five percent (85%) of the
                                    aggregate manufacturer's invoice price of all Eligible Vendor Financed Inventory for that portion of Eligible Vendor Financed Inventory, if any, in excess of $30,000,000, plus

                                    (C) eighty-five percent (85%) of the
                                    Recovery Value of Eligible Inventory not constituting Eligible Vendor Financed Inventory or Committed HDL Inventory, plus

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                                    (D) the lesser of (1) eighty-five percent
                                    (85%) of Eligible Credit Card Accounts, and
                                    (2) $10,000,000, plus

                                    (E) the Seasonal Borrowing Base Adjustment, if applicable, or

                           (iii) the sum of:

                                    (A) eighty-five percent (85%) (or, during any period when a Seasonal Borrowing Base Adjustment is in effect, ninety percent (90%)) of the aggregate manufacturer's invoice price of all Eligible Vendor Financed Inventory up to an amount of $30,000,000, plus

                                    (B) seventy percent (70%) (or, during any period when a Seasonal Borrowing Base Adjustment is in effect, seventy-five percent (75%)) of the aggregate manufacturer's invoice price of all Eligible Vendor Financed Inventory for that portion of Eligible Vendor Financed Inventory, if any, in excess of $30,000,000, plus

                                    (C) seventy percent (70%) (or, during any period when a Seasonal Borrowing Base Adjustment is in effect, seventy-five percent (75%)) of the gross inventory (at the lower of cost (determined on a FIFO basis) or market as determined from time to time by Administrative Agent, after consultation among Co-Agents, in the exercise of their reasonable credit judgment) of all Eligible Inventory not constituting Eligible Vendor Financed Inventory or Committed HDL Inventory, plus

                                    (D) the lesser of (1) eighty-five percent
                                    (85%) of Eligible Credit Card Accounts, and
                                    (2) $10,000,000, minus

                                    (E) the General Ledger Variance Reserve, and minus

                                    (F) the Shrinkage and Obsolescence Reserve;

                  minus

                  (b) the sum of:

                           (i) the Vendor Inventory Financing Reserves, plus

                           (ii) the Landlord Waiver Reserves, plus

                           (iii) the Bank Product Reserves, plus

                           (iv) the Sales Tax Reserve, plus

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                           (v) all other reserves that the Administrative Agent,
                           after consultation among Co-Agents, in the exercise of their reasonable credit judgment, deems necessary to maintain with respect to the Borrower's account, including reserves for any amounts which the Administrative Agent or any Lender may be obligated to pay in the future for the account of the Borrower.

                  3.3 Revised "Eligible Credit Card Accounts" Definition. Clause (iii) of the definition of "Eligible Credit Card Accounts" is amended and restated as follows:

                                    "(iii) no more than five (5) Business Days
                  from invoice date in the case of Accounts which arise from Sony private label credit cards, and no more than two (2) Business Days from invoice date in all other cases;"

                  3.4 Seasonal Borrowing Base Adjustment. Section 2.6 is amended by substituting "September 23" in lieu of each reference to "October 1" therein, and by substituting "December 12" in lieu of the reference to "December 20" therein.

                  3.5 Minimum Availability. Section 9.22 shall be amended and restated as follows:

                                    9.22     Minimum Availability. Borrower
                  shall maintain Availability of not less than the following at all times during each of the following periods:

               Period                     Minimum Availability
               ------                     --------------------
From the date of the Fourth                    $ 6,500,000
Amendment through August 14, 2003

August 15, 2003 through September 14,          $ 6,750,000
2003

September 15, 2003 through October             $ 7,000,000
14, 2003

October 15, 2003 through November              $ 7,250,000
14, 2003

November 15, 2003 and at all times             $ 7,500,000
thereafter

                  3.6 Minimum EBITDA Covenant. Section 9.30 is hereby deleted.

                  3.7 Amendment to Notice Addresses. The notice addresses in Section 15.8 shall be amended and restated as follows:

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                  If to the Administrative Agent or to the Bank:

                           Bank of America, N.A.
                           55 S. Lake Avenue, Suite 900
                           Pasadena, CA 91101
                           Attn: John McNamara
                           Telecopy Number: 626-397-1273

                  If to the Documentation Agent:

                           General Electric Capital Corporation
                           Corporate Financial Services
                           800 Connecticut Avenue, 2 North
                           Norwalk, Connecticut 06854
                           Attention: Account Manager (Good Guys)
                           Telecopy No.: (203) 852-3670

                           with copies to:

                           Winston & Strawn
                           101 California Street, Suite 3900
                           San Francisco, California 94111
                           Attention: Hill Blackett, III, Esq.
                           Telecopy No.: (415) 591-1400

                           and

                           General Electric Capital Corporation
                           201 High Ridge Road
                           Stamford, Connecticut 06927-5100
                           Attention: Corporate Counsel
                           Telecopy No.: (203) 316-7889

                  If to the Borrower:

                           Good Guys California, Inc.
                           1600 Harbor Bay Parkway
                           Alameda, California 94502
                           Attention: Chief Financial Officer
                           Telecopy No.:(510) 747-6290

                           with copies to:

                           Howard, Rice, Nemerovski, Canady, Falk & Rabkin,
                                a Professional Corporation
                           Three Embarcadero Center, 7th Floor
                           San Francisco, California 94111-4065
                           Attention: Richard W. Canady, Esq.
                           Telecopy No.: (415) 217-5910

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         4.       Consent to Acquisition of Online Venture Stock.
Notwithstanding anything contained in Section 9.10, Section 9.15 or Section 9.20 of the Loan Agreement, Co-Agents and Lenders, upon the effectiveness of the Fourth Amendment, consent to Borrower's issuance of capital stock of Borrower to the shareholders of the capital stock of Online Venture in connection with Borrower's acquisition of all but not less than all of the outstanding capital stock of Online Venture not already owned by Borrower, provided that (a) the consideration given by Borrower for such capital stock of Online Venture shall be limited to newly-issued capital stock of Borrower, (b) Borrower shall deliver to Administrative Agent a pledge amendment to pledge all of the capital stock of Online Venture in the manner and within the time provided in that certain Pledge Agreement between Borrower and Administrative Agent dated as of August 16, 2001, and (c) promptly upon consummation of such acquisition, Borrower shall deliver to Administrative Agent copies of all documents pertaining to such acquisition.

         5.       Acknowledgments of Borrower.

                  5.1 Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that the Revolving Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrower to Lenders, are unconditionally owing by Borrower to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

                  5.2 Acknowledgment of Security Interests. Borrower hereby acknowledges, confirms and agrees that Co-Agents and Lenders have and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Lenders pursuant to the Loan Documents or otherwise granted to or held by Co-Agents and Lenders, subject only to Permitted Liens.

                  5.3 Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Documentation Agent by Borrower, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Borrower contained in such documents and in this Amendment constitute the legal, valid and binding Obligations of Borrower, enforceable against it in accordance with their respective terms, and Borrower has no valid defense to the enforcement of such Obligations, and (c) Co-Agents and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

         6. Acknowledgment and Reaffirmation of Parent. Parent hereby acknowledges that it has received and reviewed a copy of the Fourth Amendment and consents to the terms and conditions of the Fourth Amendment. Parent hereby ratifies and reaffirms each and every one of its obligations under the Parent Guaranty, and confirms that such obligations are, and shall continue to be, in full force and effect to the full extent provided therein without any defense, claim, counterclaim, right of offset, recoupment or other defense to payment or performance whatsoever, each of which is hereby expressly waived. Without limiting the generality of the foregoing, Parent agrees and acknowledges that the Parent Guaranty applies with full force and effect to the Loan Agreement as amended by the Fourth Amendment and as previously amended.

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         7.       Commercial Tort Claims. Each of Borrower and Parent represents that, as of the Fourth Amendment Closing Date, it does not have any Commercial Tort Claims.

         8. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of each of the following conditions:

                           (a)      Documentation Agent shall have received
copies of this Amendment that bear the signatures of Borrower, Parent, GE Capital and Bank;

                           (b)      Documentation Agent shall have received each
of the documents listed on the Third Addendum to Schedule of Documents attached hereto as Schedule A that bears the signatures of the respective parties thereto, each of which shall be in form and substance satisfactory to Lenders.

         9.       Release.

                  9.1 In consideration of the agreements of Co-Agents and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Parent, on behalf of itself and its successors, assigns, and other legal representatives, effective as of the Fourth Amendment Closing Date, hereby absolutely, unconditionally and irrevocably waives and releases any claim, defense, demand, action or suit of any kind or nature whatsoever, known or unknown, suspected or unsuspected, against the Co-Agents and Lenders, or any of them, or their respective successors, assigns, or other legal representatives, arising on or prior to the Fourth Amendment Closing Date in connection with the Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated thereunder.

                  9.2 Each of Borrower and Parent understands, acknowledges and agrees (i) that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above, and (ii) that it is familiar with, and has been advised by its counsel concerning, the provisions of Section 1542 of the California Civil Code, which provides as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each of Borrower and Parent expressly waives any and all rights under Section 1542 of the California Civil Code, and under any federal or state statute or law of similar effect.

         10. Representations and Warranties. Borrower hereby represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, (b) Borrower has previously advised Co-Agents in writing as contemplated under the Loan Agreement, or (c) amended by this Amendment, are true and correct in all material respects as of the date hereof. All

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representations and warranties contained in the Loan Agreement which expressly applied to the Closing Date, as amended in part by Section 7 of the Second Amendment, remain true and correct in all material respects as of the Fourth Amendment Closing Date. The Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

         11. Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

         12.      Miscellaneous.

                  12.1 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any Person delivering this Amendment by facsimile shall send the original manually executed counterpart of this Amendment to Documentation Agent promptly after such facsimile transmission.

                  12.2 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

                  12.3 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

                  12.4 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                  12.5 No Waiver. Except as specifically set forth in paragraph 3 of this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Administrative Agent, Documentation Agent or any Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  12.6 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

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                  IN WITNESS WHEREOF, the parties have entered into this
Amendment on the date first above written.

                                    "Borrower"

                                    GOOD GUYS CALIFORNIA, INC.

                                    By /s/ David A. Carter
                                       ------------------------------
                                       David A. Carter
                                       Chief Financial Officer

                                    "Parent"

                                    GOOD GUYS, INC.
                                    (executing for purposes of paragraphs 6, 7 and 9 only)

                                    By /s/ David A. Carter
                                       ------------------------------
                                       David A. Carter
                                       Chief Financial Officer

                                    "Administrative Agent"

                                    BANK OF AMERICA, N.A.,
                                    as the Administrative Agent

                                    By /s/ John C. McNamara
                                       ------------------------------
                                       John C. McNamara
                                       Vice President

                                    "Documentation Agent"

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as the Documentation Agent

                                    By /s/ Craig J. Winslow
                                       ------------------------------
                                       Craig J.Winslow
                                       Duly Authorized Signatory

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                                    "Lenders"

                                    BANK OF AMERICA, N.A., as a Lender

                                    By /s/  John C. McNamara
                                       ------------------------------
                                       John C. McNamara
                                       Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as a Lender

                                    By /s/ Craig J. Winslow
                                       -----------------------------------------
                                       Craig J. Winslow
                                       Duly Authorized Signatory

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